                                                                  EXECUTION COPY



                        RECONSTITUTED SERVICING AGREEMENT

         THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of January, 2003, by and between LEHMAN BROTHERS BANK, FSB (the "Seller" or "Lehman Brothers Bank, FSB"), a federal savings bank and WELLS FARGO HOME MORTGAGE, INC., a California corporation (the "Servicer"), recites and provides as follows:

                                    RECITALS

         WHEREAS, the Seller acquired certain fixed and adjustable rate, conventional, first lien, residential mortgage loans from the Servicer pursuant to the Seller's Warranties and Servicing Agreement between the Seller and the Servicer, dated as of October 1, 2002 for Six-Month Fixed/One-Year Adjustable LIBOR Rate Mortgage Loans (WFHM 2002-W72) (the "SWSA").

         WHEREAS, the Seller has conveyed the mortgage loans identified on Exhibit C hereto (the "Serviced Mortgage Loans") to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), which in turn has conveyed the Serviced Mortgage Loans to JPMorgan Chase Bank (the "Trustee"), pursuant to a trust agreement, dated as of January 1, 2003 (the "Trust Agreement"), among the Trustee, Aurora Loan Services Inc., as master servicer ("Aurora," and, together with any successor Master Servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer") and SASCO.

         WHEREAS, the Serviced Mortgage Loans are currently being serviced by the Servicer pursuant to the SWSA attached hereto as Exhibit B.

         WHEREAS, the Seller desires that the Servicer continue to service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Seller and the Master Servicer to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein.

         WHEREAS, the Seller and the Servicer agree that the provisions of the SWSA shall apply to the Serviced Mortgage Loans, except to the extent otherwise provided herein and that this Agreement shall govern the Serviced Mortgage Loans for so long as such Serviced Mortgage Loans remain subject to the provisions of the Trust Agreement.

         WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Agreement.

         WHEREAS, the Seller and the Servicer intend that each of the Master Servicer and the Trustee is an intended third party beneficiary of this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

                                    AGREEMENT

         1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the SWSA incorporated by reference herein (regardless if such terms are defined in the SWSA), shall have the meanings ascribed to such terms in the Trust Agreement.

         2. Custodianship. The parties hereto acknowledge that U.S. Bank, National Association will act as custodian of the Servicing Files for the Trustee pursuant to a Custodial Agreement, dated January 1, 2003, between U.S. Bank, National Association and the Trustee.

         3. Servicing. The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the SWSA, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the SWSA, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

         4. Trust Cut-off Date. The parties hereto acknowledge that by operation of Section 4.05 and Section 5.01 of the SWSA, the remittance on February 18, 2003 to the Trust Fund is to include principal due after January 1, 2003 (the "Trust Cut-off Date") plus interest, at the Mortgage Loan Remittance Rate collected during the related Due Period exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, with the adjustments specified in clauses (b), (c), (d) and (e) of Section 5.01 of the SWSA.

         5. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the SASCO 2003-2A Trust Fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as the Seller under the SWSA to enforce the obligations of the Servicer under the SWSA and the term "Purchaser" as used in the SWSA in connection with any rights of the Purchaser shall refer to the Trust Fund or, as the content requires, the Master Servicer acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, which failure results in an Event of Default as provided in Section 10.01 of the SWSA. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of obligations of the Seller under the SWSA and in connection with the performance of the Master Servicer's duties hereunder the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

         6. No Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Serviced Mortgage Loans (other than those representations and warranties made by the Servicer in Section 3.02 of the SWSA hereby restated as of the date of the SWSA) in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto.

         7. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

         All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

                  Aurora Loan Services, Inc.
                  2530 South Parker Road
                  Suite 601
                  Aurora, Colorado  80014
                  Attn: E. Todd Whittemore, Master Servicing,
                        SASCO 2003-2A
                  Telephone: (303) 632-3000
                  Facsimile: (303) 632-3001

         All remittances required to be made to the Master Servicer under this Agreement shall be made on a scheduled/scheduled to the following wire account:

                  JPMorgan Chase Bank
                  New York, New York
                  ABA#: 021-000-021
                  Account Name: Aurora Loan Services Inc.,
                                Master Servicing Payment Clearing Account
                  Account Number: 066-611059
                  Beneficiary: Aurora Loan Services, Inc.
                  For further credit to: SASCO 2003-2A

         All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

                  JPMorgan Chase Bank
                  4 New York Plaza, 6th Floor
                  New York, New York 10004
                  Attention: Corporate Trust Services Group
                  Telephone: (212) 623-5600
                  Facsimile: (212) 623-5858

         All notices required to be delivered to the Seller hereunder shall be delivered to the Seller, at the following address:

                  Lehman Brothers Bank, FSB
                  745 7th Avenue, 8th Floor
                  New York, New York  10019
                  Attention: Gary Taylor
                  Telephone: (212) 526-7527
                  Facsimile: (212) 526-0323

         All notices required to be delivered to the Servicer hereunder shall be delivered to its office at the address for notices as set forth in the SWSA.

         8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

         9. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

WFHM Reconstituted Servicing Agreement

         Executed as of the day and year first above written.

                                             LEHMAN BROTHERS BANK, FSB,
                                               as Seller


                                             By:
                                                -----------------------------
                                                Name:  Gary Taylor
                                                Title: Vice President

                                             WELLS FARGO HOME MORTGAGE, INC.,
                                               as Servicer


                                             By:
                                                -----------------------------
                                                Name:  Trisha Lowe
                                                Title: Vice President
Acknowledged:

AURORA LOAN SERVICES, INC.,
  as Master Servicer

By:
   -------------------------------
   Name: E. Todd Whittemore
   Title Executive Vice President

JPMORGAN CHASE BANK,
  as Trustee

By:
   -------------------------------
   Name: Diane E. Wallace
   Title Assistant Vice President

                                    EXHIBIT A

                            Modifications to the SWSA

1. Unless otherwise specified herein, any provisions of the SWSA, including definitions, relating to (i) representations and warranties relating to the Mortgage Loans and not relating to the servicing of the Mortgage Loans,
     (ii) Mortgage Loan repurchase obligations, (iii) Whole Loan and Pass-Through Transfers and Reconstitution, and (iv) Assignments of Mortgage, shall be disregarded for purposes relating to this Agreement. The exhibits to the SWSA and all references to such exhibits shall also be disregarded.

2. The definition of "Determination Date" in Article I is hereby amended as follows:

         Determination Date: With respect to each Remittance Date, the 15th day of the month in which such Remittance Date occurs, or, if such 15th day is not a Business Day, the succeeding Business Day.

3.   A new definition of "Prepayment Interest Shortfall Amount" is added to
     Article I immediately following the definition of "PMI Policy" to read as follows:

         Prepayment Interest Shortfall Amount: With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Due Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in such Due Period, the amount of interest (net of the related Servicing Fee for Principal Prepayments in full only) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

4. A new definition of "Realized Loss" is added to Article I immediately following the definition of "Rating Agencies" to read as follows:

         Realized Loss: With respect to each Liquidated Mortgage Loan (as defined in the Trust Agreement), an amount equal to (i) the unpaid principal balance of such Mortgage Loan as of the date of liquidation, minus (ii) Liquidation Proceeds received, to the extent allocable to principal, net of amounts that are reimbursable therefrom to the Master Servicer or the Company with respect to such Mortgage Loan (other than Monthly Advances of principal) including expenses of liquidation.

5. The parties acknowledge that the fourth paragraph of Section 2.02 shall be inapplicable to this Agreement.

6. The parties acknowledge that Section 2.03 (Custodial Agreement; Delivery of Documents) shall be superceded by the provisions of the Custodial Agreement.

7. Section 3.01(c) (No Conflicts) is hereby amended by deleting the words "the acquisition of the Mortgage Loans by the Company, the sale of the Mortgage Loans to the Purchaser".

8. Section 3.01(f) (Ability to Perform) is hereby amended by deleting the second and third sentences thereof.

9. Section 3.01(h) (No Consent Required) is hereby amended by deleting the words "or the sale of the Mortgage Loans".

10.  Section 3.01 (i) (Selection Process), Section 3.01(k) (Sale Treatment),
     Section 3.01(m) (No Brokers' Fees) and Section 3.01(n) (Fair Consideration) shall be inapplicable to this Agreement.

11. Four new paragraphs are hereby added at the end of Section 3.01 (Company Representations and Warranties) to read as follows:

              It is understood and agreed that the representations and warranties set forth in Section 3.01 (a) through (h), (j) and (l) are hereby restated as of the Closing Date and shall survive the engagement of the Company to perform the servicing responsibilities hereunder and the delivery of the Servicing Files to the Company and shall inure to the benefit of the Trustee, the Trust Fund and the Master Servicer. Upon discovery by either the Company, the Master Servicer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Company to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interest of the Trustee or the Trust Fund, the party discovering such breach shall give prompt written notice to the other.

              Within 60 days of the earlier of either discovery by or notice to the Company of any breach of a representation or warranty set forth in
         Section 3.01 which materially and adversely affects the ability of the Company to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Company shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Company shall, at the Trustee's option, assign the Company's rights and obligations under this Agreement (or respecting the affected Loans) to a successor servicer selected by the Trustee with the prior consent and approval of the Master Servicer. Such assignment shall be made in accordance with Section 12.01.

              In addition, the Company shall indemnify (from its own funds) the Trustee, the Trust Fund and Master Servicer and hold each of them harmless against any costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Company's representations and warranties contained in this Agreement. It is understood and agreed that the remedies set forth in this Section
         3.01 constitute the sole remedies of the Master Servicer, the Trust Fund and the Trustee respecting a breach of the foregoing representations and warranties.

              Any cause of action against the Company relating to or arising out of the breach of any representations and warranties made in Section
         3.01 shall accrue upon (i) discovery of such breach by the Company or notice thereof by the Trustee or Master Servicer to the Company, (ii) failure by the Company to cure such breach within the applicable cure period, and (iii) demand upon the Company by the Trustee or the Master Servicer for compliance with this Agreement.

12.  Section 4.01 (Company to Act as Servicer) is hereby amended as follows:

         (i) by deleting the first, second and third sentences of the second paragraph of such section and replacing it with the following:

              Consistent with the terms of this Agreement, the Company may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Company's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser, provided, however, that unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgement of the Company, imminent, the Company shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan.

         (ii) by adding the following to the end of the second paragraph of such section:

              Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Company shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

13. Section 4.04 (Establishment of and Deposits to Custodial Account) is hereby amended as follows:

         (a) the words "in trust for the Purchaser and/or subsequent purchasers of Mortgage Loans, and various Mortgagors-P&I" in the fourth and fifth lines of the first sentence of the first paragraph shall be replaced by the following: "in trust for SASCO 2003-2A Trust Fund and various Mortgagors".

         (b)  by amending clause (viii) to read as follows:

              (viii) the amount of any Prepayment Interest Shortfall Amount paid out of the Company's own funds without any right to reimbursement therefor;

14. Section 4.05 (Permitted Withdrawals From Custodial Account) is hereby amended by replacing the last five lines of clause (ii) with the following:

              the Trust Fund; provided however, that in the event that the Company determines in good faith that any unreimbursed Monthly Advances will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Mortgage Loan as to which such Monthly Advance was made or from Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan, the Company may reimburse itself for such amounts from the Custodial Account, it being understood, in the case of any such reimbursement, that the Company's right thereto shall be prior to the rights of the Trust Fund;

15. Section 4.06 (Establishment of and Deposits to Escrow Account) shall be amended by deleting the words "Purchaser and/or subsequent purchasers of Residential Mortgage Loans, and various Mortgagors-T&I" in the fourth and fifth lines of the first sentence of the first paragraph, and replacing it with the following:

         "in trust for SASCO 2003-2A Trust Fund and various Mortgagors".

16. Section 4.16 (Title, Management and Disposition of REO Property) is hereby amended by (i) replacing the reference to "one year" in the seventh line of the second paragraph thereof with "three years", (ii) adding two new paragraphs after the third paragraph thereof to read as follows:

         In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Company shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Company has applied for and received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC. If the Company has received such an extension, then the Company shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If the Company has not received such an extension and the Company is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Trust Fund or if the Company has received such an extension, and the Company is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Company shall, before the end of the three year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property's fair market value or (ii) auction the REO Property to the highest bidder (which may be the Company) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be. The Trustee shall sign any document or take any other action reasonably requested by the Company which would enable the Company, on behalf of the Trust Fund, to request such grant of extension.

         Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code; or (ii) subject any Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Company has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

     (iii) deleting the first sentence of the third paragraph thereto, (iv) replacing the words "one" and "sentence" with "three" and "paragraph", respectively, in the sixth line of the third paragraph thereto, (v) replacing the word "advances" in the sixth line of the fifth paragraph thereof with "Monthly Advances", and (vi) by adding the following to the end of such Section:

         Prior to acceptance by the Company of an offer to sell any REO Property, the Company shall notify the Master Servicer of such offer in writing which notification shall set forth all material terms of said offer (each a "Notice of Sale"). The Master Servicer shall be deemed to have approved the sale of any REO Property unless the Master Servicer notifies the Company in writing, within five (5) days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Company shall not proceed with such sale.

17. Section 5.01 (Remittances) is hereby amended by adding the following after the second paragraph of such Section:

              All remittances required to be made to the Master Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

                           JPMorgan Chase Bank
                           New York, New York
                           ABA #: 021-000-021
                           Account Name:    Aurora Loan Services Inc.
                           Master Servicing Payment Clearing Account
                           Account Number: 066-611059
                           Beneficiary:  Aurora Loan Services Inc.
                           For further credit to:  Aurora Loan Services 2003-2A

18. Section 5.02 (Statements to Purchaser) is hereby amended in its entirety to read as follows:

         Section 5.02 Statements to Master Servicer.

              Not later than the tenth calendar day of each month, the Company shall furnish to the Master Servicer an electronic file providing loan level accounting data for the period ending on the last Business Day of the preceding month in the format set forth in Exhibits D-1 and D-2 hereto (or in such other format mutually agreed to between the Company and the Master Servicer). The information required by Exhibit D-2 is limited to that which is readily available to the Company and is mutually agreed to by the Company and Master Servicer.

19. Section 5.03 (Monthly Advances by Company) is hereby amended by deleting the last sentence of such Section.

20. Section 8.01 (Indemnification; Third Party Claims) is hereby amended in its entirety to read as follows:

         The Company shall indemnify the Purchaser, the Trust Fund, the Trustee and the Master Servicer and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgements, and any other costs, fees and expenses that any of such parties may sustain in any way related to the failure of the Company to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement. The Company immediately shall notify the Purchaser, the Master Servicer and the Trustee or any other relevant party if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgement or decree which may be entered against it or any of such parties in respect of such claim. The Company shall follow any written instructions received from the Trustee in connection with such claim. The Company shall provide the Trustee with a written report of all expenses and advances incurred by the Company pursuant to this Section 8.01, and the Trustee from the assets of the Trust Fund promptly shall reimburse the Company for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way relates to the failure of the Company to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement or the gross negligence, bad faith or willful misconduct of this Company.

21.  Section 10.01 (Events of Default) is hereby amended by:

         (a)  changing any reference to "Purchaser" to "Master Servicer"

         (b) changing the reference to "five (5) days" to "two (2) Business Days" in clause (i); and

         (c) amending subclause (vii) as follows: "the Company at any time is neither a Fannie Mae or Freddie Mac approved servicer, and the Master Servicer has not terminated the rights and obligations of the Company under this Agreement and replaced the Company with a Fannie Mae or Freddie Mac approved servicer within 30 days of the absence of such approval; or".

22. Section 10.02 (Waiver of Defaults) is hereby amended by changing the reference to "Purchaser" to "Master Servicer with the prior written consent of the Trustee".

23. Section 11.01 (Termination) is hereby amended by restating subclause (ii) thereof to read as below and adding the following sentence after the first sentence of Section 11.01:

         (ii) mutual consent of the Company and the Trustee in writing, provided such termination is also acceptable to the Master Servicer and the Rating Agencies.

              At the time of any termination of the Company pursuant to Section 11.01, the Company shall be entitled to all accrued and unpaid Servicing Fees and unreimbursed Servicing Advances and Monthly Advances; provided, however, in the event of a termination for cause under Sections 10.01 hereof, such unreimbursed amounts shall not be reimbursed to the Company until such amounts are received by the Trust Fund from the related Mortgage Loans.

24. Section 11.02 (Termination Without Cause) is hereby amended by replacing the first reference to "Purchaser" with "Lehman Brothers Bank, FSB (with the prior consent of the Trustee)" and by replacing all other references to "Purchaser" with "Lehman Brothers Bank, FSB."

25. Section 12.01 (Successor to Company) is hereby amended in its entirety to read as follows:

              Simultaneously with the termination of the Company's responsibilities and duties under this Agreement pursuant to Sections 8.04, 10.01, 11.01(ii) or 11.02, the Master Servicer shall, in accordance with the provisions of the Trust Agreement (i) succeed to and assume all of the Company's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement, and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Company under this Agreement with the termination of the Company's responsibilities, duties and liabilities under this Agreement. Any successor to the Company that is not at that time a Servicer of other mortgage loans for the Trust Fund shall be subject to the approval of the Master Servicer, the Purchaser, the Trustee and each Rating Agency (as such term is defined in the Trust Agreement). Unless the successor servicer is at that time a servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Master Servicer or the Purchaser, as applicable, may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Company under this Agreement. In the event that the Company's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Company shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Company pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Company of the representations and warranties made pursuant to Sections 3.01 and 3.02 and the remedies available to the Trust Fund under Section 3.03 shall be applicable to the Company notwithstanding any such resignation or termination of the Company, or the termination of this Agreement.

              Within a reasonable period of time, but in no event longer than 30 days of the appointment of a successor entity, the Company shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Company shall cooperate with the Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Company's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Company to the Account or any Escrow Account or thereafter received with respect to the Mortgage Loans.

              Any successor appointed as provided herein shall execute, acknowledge and deliver to the Trustee, the Company and the Master Servicer an instrument accepting such appointment, wherein the successor shall make an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Company under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Company, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Company or termination of this Agreement pursuant to Sections 8.04, 10.01, 11.01 or 11.02 shall not affect any claims that the Master Servicer or the Trustee may have against the Company arising out of the Company's actions or failure to act prior to any such termination or resignation.

              The Company shall deliver, within three (3) Business Days of the appointment of a successor Servicer, the funds in the Custodial Account and Escrow Account and all Collateral Files, Credit Files and related documents and statements held by it hereunder to the successor Servicer and the Company shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Company.

              Upon a successor's acceptance of appointment as such, the Company shall notify the Trustee and Master Servicer of such appointment in accordance with the notice procedures set forth herein.

              Except as otherwise provided in this Agreement, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (whether as a result of termination or removal of the Company or resignation of the Company or otherwise), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Company hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated, removed or resigning Servicer from its own funds without reimbursement.

26. Section 12.02 (Amendment) is hereby amended and restated in its entirety as follows:

         Section 12.02 (Amendment)

              This Agreement may be amended from time to time by written agreement signed by the Company and the Purchaser, with the written consent of the Master Servicer and the Trustee.

27. Section 12.04 (Duration of Agreement) is hereby amended by deleting the last sentence thereof.

28.  Section 12.10 (Assignment by Purchaser) is hereby deleted in its entirety.

29. Section 12.11 (Solicitation of Mortgagor) is hereby amended by replacing the words "the Purchaser" with "Lehman Brothers Bank, FSB" in each instance.

30. A new Section 12.12 (Intended Third Party Beneficiaries) is hereby added to read as follows:

              Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Company shall have the same obligations to the Master Servicer and the Trustee as if they were parties to this Agreement, and the Master Servicer and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Company shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

31. A new Section 12.13 (Officer's Certificate) is hereby added to read as follows:

         (a) By February 28th of each year (of if not a Business Day, the immediately preceding Business Day), or in connection with any additional such certifications directly filed by the Depositor upon thirty (30) days written request, an officer of the Company shall execute and deliver an Officer's Certificate in the form of Exhibit E attached hereto, signed by the senior officer in charge of servicing of the Company or any officer to whom that officer reports, to the Master Servicer for the benefit of such Master Servicer and its respective officers, directors and affiliates, certifying as to the following matters:

              (1) Based on my knowledge, the information relating to the Mortgage Loans submitted by the Company in its monthly reporting packages delivered to the Master Servicer which is contained in the reports on Form 8-K and the annual report on Form 10-K with respect to the transaction, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

              (2) The servicing information required to be provided to the Master Servicer by the Company under this Agreement has been provided to the Master Servicer;

              (3) I am responsible for reviewing the activities performed by the Company under this Agreement and based upon the review required hereunder, and except as disclosed in the Annual Statement of Compliance, the Annual Independent Certified Public Accountant's Servicing Report and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans submitted to the Master Servicer, the Company has, as of this certification fulfilled its obligations under this Agreement; and

              (4) I have disclosed to the Master Servicer all significant deficiencies relating to the Company's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in this Agreement.

         The Company shall indemnify and hold harmless the Master Servicer and its respective officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Company or any of its officers, directors, agents or affiliates of its obligations under this
         Section 12.13 any material misstatement or omission in the Officer's Certificate required under this Section or the negligence, bad faith or willful misconduct of the Company in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, then the Company agrees that it shall contribute to the amount paid or payable by the Master Servicer as a result of the losses, claims, damages or liabilities of the Master Servicer in such proportion as is appropriate to reflect the relative fault of the Master Servicer on the one hand and the Company on the other in connection with a breach of the Company's obligations under this Section 12.13, any material misstatement or omission in the Officer's Certificate required under this Section or the Company's negligence, bad faith or willful misconduct in connection therewith.

                                    EXHIBIT B

                               Servicing Agreement

                                See Exhibit 99.6

                                    EXHIBIT C

                       Schedule of Serviced Mortgage Loans

                             [INTENTIONALLY OMITTED]

                                   EXHIBIT D-1

                  STANDARD LAYOUT FOR MONTHLY REMITTANCE ADVICE

FIELD NAME    DESCRIPTION                                                       FORMAT
----------    -----------                                                       ------
INVNUM        INVESTOR LOAN NUMBER                                              Number no decimals
SERVNUM       SERVICER LOAN NUMBER, REQUIRED                                    Number nodecimals
BEGSCHEDBAL   BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                       Number two decimals
              BEGINNING TRAIL BALANDE FOR ACTUAL/ACTUAL,
              REQUIRED
SCHEDPRIN     SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED                Number two decimals
              ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
              REQUIRED, .00 IF NO COLLECTIONS
CURT1         CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                       Number twodecimals
CURT1DATE     CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                       DD-MMM-YY
CURT1ADJ      CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE                   Number two decimals
CURT2         CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                       Number twodecimals
CURT2DATE     CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                       DD-MMM-YY
CURT2ADJ      CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE                   Number two decimals
LIQPRIN       PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE              Number two decimals
OTHPRIN       OTHER PRINCIPAL, .00 IF NOT APPLICABLE                            Number twodecimals
PRINREMIT     TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE          Number twodecimals
INTREMIT      NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,                      Number twodecimals
              .00 IF NOT APPLICABLE
TOTREMIT      TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                    Number twodecimals
ENDSCHEDBAL   ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED                  Number two decimals
              ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
              .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL     ENDING TRIAL BALANCE                                              Number two decimals
              .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE    ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT                 DD-MMM-YY
ACTCODE       60 IF PAIDOFF, BLANK IF NOT APPLICABLE                            Number nodecimals
ACTDATE       ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                       DD-MMM-YY
INTRATE       INTEREST RATE, REQUIRED                                           Number sevendecimals
                                                                                Example .0700000 for 7.00%
SFRATE        SERVICE FEE RATE, REQUIRED                                        Number sevendecimals
                                                                                Example .0025000 for .25%
PTRATE        PASS THRU RATE, REQUIRED                                          Number sevendecimals
                                                                                Example .0675000 for 6.75%
PIPMT         P&I CONSTANT, REQUIRED                                            Number two decimals
              .00 IF PAIDOFF

                                     D-1-1

                                   EXHIBIT D-2

                STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

 1. Deal Identifier by Loan
 2. SBO Loan Number
 3. Loan Number
 4. Investor Loan Number
 5. Street Address
 6. City
 7. State
 8. Zip Code
 9. Original Loan Amount
10. Origination Date
11. First Payment Date
12. Current Loan Amount
13. Current Interest Rate
14. Current P&I Payment Amount
15. Scheduled Balance
16. Scheduled Due Date
17. Next Rate Adjustment Date
18. Next Payment Adjustment Date
19. Loan Term
20. Loan Type
21. Servicing Fee
22. Product Type
23. Property Type
24. Ownership Code
25. Actual Due Date
26. Delinquency Status
27. Reason for Default
28. FC Flag
29. Date Loan Reinstated
30. FC Suspended Date
31. Reason Suspended
32. FC Start Date (referral date)
33. Actual Notice of Intent Date
34. Actual First Legal Date
35. Date Bid Instructions Sent
36. Date F/C Sale Scheduled
37. Foreclosure Actual Sale Date
38. Actual Redemption End Date
39. Occupancy Status
40. Occupancy Status Date
41. Actual Eviction Start Date
42. Actual Eviction Complete Date
43. Loss Mit Workstation Status
44. Loss Mit Flag
45. Loss Mit Type
46. Loss Mit Start Date
47. Loss Mit Approval Date

 48. Loss Mit Removal Date
 49. REO Flag
 50. Actual REO Start Date
 51. REO List Date
 52. REO List Price
 53. Date REO Offer Received
 54. Date REO Offer Accepted
 55. REO Scheduled Close Date
 56. REO Actual Closing Date
 57. REO Net Sales proceeds
 58. REO Sales Price
 59. Paid Off Code
 60. Paid in Full Date
 61. MI Certificate Number
 62. MI Cost
 63. Other Advance Expenses
 64. T&I Advances
 65. Interest Advances
 66. Liquidation Status
 67. BK Atty Fees & Costs
 68. FC Atty Fees & Costs
 69. Eviction Atty Fees & Costs
 70. Appraisal, BPO Costs
 71. Property Preservation Fees
 72. Actual  Claim Filed Date
 73. Actual Claim Amount Filed
 74. Claim Amount Paid
 75. Claim Funds Received Date
 76. Realized Gain or Loss
 77. BK Flag
 78. Bankruptcy Chapter
 79. Actual Bankruptcy Start Date
 80. Actual Payment Plan Start Date
 81. Actual Payment Plan End Date
 82. Date POC Filed
 83. Date Filed Relief/Dismissal
 84. Relief/Dismissal Hearing Date
 85. Date Relief/Dismissal Granted
 86. Post Petition Due Date
 87. Prepayment Flag
 88. Prepayment Waived
 89. Prepayment Premium Collected
 90. Partial Prepayment Amount Collected
 91. Prepayment Expiration Date
 92. Origination Value Date
 93. Origination Value Source
 94. Original Value Amount
 95. FC Valuation Amount
 96. FC Valuation Source
 97. FC Valuation Date
 98. REO Value Source
 99. REO Value(As-is)
100. REO Repaired Value
101. REO Value Date
102. Investor/Security Billing Date Sent

                                    EXHIBIT E

                                SEC CERTIFICATION

Aurora Loan Services, Inc.
2530 South Parker Road, Suite 601T
Aurora, Colorado 80014

Re: Structured Asset Securities Corporation, Mortgage Pass-Through Certificates,
    Series 2003-2A
    ----------------------------------------------------------------------------


Reference is made to the Reconstituted Servicing Agreement, dated as of January 1, 2003 (the "Agreement"), by and among Lehman Brothers Bank, FSB, as seller and Wells Fargo Home Mortgage, Inc., as servicer (the "Company"). I, [identify the certifying individual], a [title] of the Company hereby certify to Aurora Loan Services, Inc. (the "Master Servicer") and its respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1. Based on my knowledge, the information relating to the Mortgage Loans submitted by the Company in its monthly reporting packages delivered to the Master Servicer which is contained in the reports on Form 8-K and the annual report on Form 10-K with respect to the transaction, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

2. The servicing information required to be provided to the Master Servicer by the Company under this Agreement has been provided to the Master Servicer;

3. I am responsible for reviewing the activities performed by the Company under this Agreement and based upon the review required hereunder, and except as disclosed in the Annual Statement of Compliance, the Annual Independent Certified Public Accountant's Servicing Report and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans submitted to the Master Servicer by the Company, the Company has, as of this certification fulfilled its obligations under this Agreement; and

4. I have disclosed to the Master Servicer all significant deficiencies relating to the Company's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in this Agreement.



                                       Name:    ____________________________
                                       Title:   ____________________________
                                       Date:    ____________________________


                                      E-1